SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 1, 2000
                                  ------------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------




















On December 1, 2000, General Motors Corporation's (GM) issued the following November vehicle sales in a Form 8-K:

ITEM 5.  OTHER ITMES


                    GM Vehicle Sales Decrease 8% in November
o     GM Car Sales Down 9%
o     GM Truck Sales Down 8%
o     GM Trucks - Best CYTD
o     Utility Sales Up 10% CYTD

      DETROIT -- General Motors sold 320,992 new cars and trucks in November, down eight percent from last year. GM truck sales decreased eight percent to 163,214 units from November 1999 -- the best November in history for GM truck sales -- and car sales abated nine percent to 157,778 units.

      "We anticipated that industry sales would moderate in the second half compared to last year's record pace, and while demand is moderating, sales remain healthy on an historical basis," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "In this extremely competitive industry, we are working hand-in-hand with our dealers to focus our products in key markets that offer consumers outstanding value."

      An important element of GM's performance remains in growing sales in the truck market and the corporation is on track to set an all-time record for truck sales this calendar year. Consumer demand for GM full-size utilities was evident in November as sales climbed 20 percent from the year-ago month. CYTD sales also remain strong for the Chevrolet Tahoe and Suburban and the GMC Yukon and Yukon XL. CYTD sales for GM's entire utility lineup rose 10 percent. Full-size van sales also performed well CYTD, with sales rising 11 percent for the period.

Calendar-year-to-date Performance
---------------------------------
      GM set a new record for CYTD-November truck sales, boosting sales two percent for the period. Total vehicle sales for the period rose one percent while car sales dipped one percent.

      Sales of vehicles in key* car and truck segments continued to fuel GM's sales strength through November. Overall, GM key segment sales climbed four percent in the CYTD period. Mid utility sales led the way with a 12 percent sales hike for the period, followed by full-size utilities, which rose seven percent.

November Records
----------------

o     Pontiac Truck
o     Chevrolet Tracker
o     Chevrolet Full-size Utilities
o     Chevrolet Tahoe
o     GMC Full-size Utilities
o     GMC Yukon

Calendar-year-to-date Sales Snapshot
------------------------------------
o     Vehicle sales up 1%
o     Car sales down 1%
o     Truck sales up 2%
o     Key segment performance up 4%
o Strongest sales performances: Mid utility sales (up 12%), full-size vans (up 11%) and all utilities (up 10%).

CYTD Records
------------
o     Oldsmobile Alero
o     Saab 9-5
o     GM Trucks
o     Chevrolet Trucks
o     GMC
o     Pontiac Trucks
o     GM Vans
o     Chevrolet Vans
o     Chevrolet Venture
o     Chevrolet Express
o     GMC Savana
o     Chevrolet Silverado
o     GM Utilities
o     Chevrolet Utilities
o     GMC Utilities
o     GM Mid Utilities
o     GMC Jimmy
o     GM Full-size Utilities
o     Chevrolet Full-size Utilities
o     Chevrolet Tahoe
o     GMC Full-size Utilities
o     GMC Yukon XL
o     GMC Yukon
o     Cadillac Escalade


* Key segments include midsize cars, mid utilities, full-size pickups, and full-size utilities

**Note: GM sales results are also accessible on GM Media Online at
  http://media.gm.com by clicking the Sales Data icon.
  -------------------
                                      # # #

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.




                                                                       2-1P
                                                       GM Car Deliveries - (United States)
                                                                  November 2000
---------------------------------------------------------------------------------------------------------

                                                                            Calendar Year-to-Date
                                   (1)          November                     January - November
                                   ----------------------------------------------------------------------
                                                                %Chg
                                         2000        1999       per S/D     2000       1999        %Chg
                                   ----------------------------------------------------------------------
                 Selling Days (S/D)    25          25
---------------------------------------------------------------------------------------------------------

Century                                  6,363       8,276      -23.1     135,699    146,462        -7.3
LeSabre                                  9,878      10,430       -5.3     137,264    138,028        -0.6
Park Avenue                              3,664       3,498        4.7      44,168     58,703       -24.8
Regal                                    3,517       4,155      -15.4      62,120     70,077       -11.4
Riviera                                     14          29      -51.7          56      2,223       -97.5
           Buick Total                  23,436      26,388      -11.2     379,307    415,493        -8.7
---------------------------------------------------------------------------------------------------------
Catera                                     756         697        8.5      15,164     14,229         6.6
DeVille                                  6,113       7,155      -14.6      98,853     81,804        20.8
Eldorado                                 1,474       1,331       10.7      11,649     13,905       -16.2
Seville                                  2,288       2,146        6.6      26,588     31,050       -14.4
          Cadillac Total                10,631      11,329       -6.2     152,254    140,988         8.0
---------------------------------------------------------------------------------------------------------
Camaro                                   2,748       2,555        7.6      39,361     37,767         4.2
Cavalier                                18,298      16,393       11.6     222,510    251,682       -11.6
Corvette                                 2,376       2,779      -14.5      28,874     27,089         6.6
Impala (W)                              12,556      11,406       10.1     161,676     68,076       137.5
Lumina                                   5,575       4,289       30.0      42,236     93,457       -54.8
Malibu                                   9,439      15,149      -37.7     195,407    198,639        -1.6
Metro                                    2,716       2,559        6.1      31,832     28,689        11.0
Monte Carlo                              4,289       4,320       -0.7      62,465     62,624        -0.3
Prizm                                    3,199       1,904       68.0      47,948     41,767        14.8
         Chevrolet Total                61,196      61,354       -0.3     832,309    809,790         2.8
---------------------------------------------------------------------------------------------------------
Achieva                                      0           0      ***.*           0         34       ***.*
Alero                                    5,520       9,164      -39.8     114,523    110,120         4.0
Aurora                                   1,987         360      451.9      24,516     15,999        53.2
Cutlass                                     52         609      -91.5       1,237     32,277       -96.2
Cutlass Supreme                              0           0      ***.*           0         76       ***.*
Eighty Eight                                29         337      -91.4         477     23,679       -98.0
Intrigue                                 3,674       5,874      -37.5      59,822     81,024       -26.2
         Oldsmobile Total               11,262      16,344      -31.1     200,575    263,209       -23.8
---------------------------------------------------------------------------------------------------------
Bonneville                               2,813       2,837       -0.8      62,383     41,497        50.3
Firebird                                 1,975       2,291      -13.8      29,209     31,466        -7.2
Grand Am                                11,028      16,188      -31.9     205,698    217,788        -5.6
Grand Prix                               8,015       9,667      -17.1     141,103    137,369         2.7
Sunfire                                  6,044       5,771        4.7      78,057     84,389        -7.5
          Pontiac Total                 29,875      36,754      -18.7     516,450    512,509         0.8
---------------------------------------------------------------------------------------------------------
900                                          4           4        0.0          62        226       -72.6
9000                                         0           3      ***.*          18         49       -63.3
9-3                                      1,237       1,191        3.9      17,616     21,006       -16.1
9-5                                      1,890       1,302       45.2      18,030     15,340        17.5
            Saab Total                   3,131       2,500       25.2      35,726     36,621        -2.4
---------------------------------------------------------------------------------------------------------
Saturn EV1                                   0           0      ***.*         411         94       337.2
Saturn L Series                          6,576       5,222       25.9      87,191     19,386       349.8
Saturn S Series                         11,671      12,807       -8.9     165,903    194,972       -14.9
           Saturn Total                 18,247      18,029        1.2     253,505    214,452        18.2
---------------------------------------------------------------------------------------------------------
             GM Total                  157,778     172,698       -8.6   2,370,126  2,393,062        -1.0
---------------------------------------------------------------------------------------------------------
                                       GM Car Deliveries by Production Source
---------------------------------------------------------------------------------------------------------
GM North America *                     153,891     169,501       -9.2   2,319,236  2,342,212        -1.0
---------------------------------------------------------------------------------------------------------
GM Import                                3,887       3,197       21.6      50,890     50,850         0.1
---------------------------------------------------------------------------------------------------------
             GM Total                  157,778     172,698       -8.6   2,370,126  2,393,062        -1.0
---------------------------------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico
(1) Determines Sort Order




                                                                       2-1P
                                                       GM Car Deliveries - (United States)
                                                                  November 2000

---------------------------------------------------------------------------------------------------------
                                                                            Calendar Year-to-Date
                                   (1)          November                     January - November
                                   ----------------------------------------------------------------------
                                                                %Chg
                                        2000        1999        per S/D     2000       1999        %Chg
                                   ----------------------------------------------------------------------
                 Selling Days (S/D)    25          25
---------------------------------------------------------------------------------------------------------
                                      GM Car Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------------------------------------
Buick Total                             23,436      26,388      -11.2     379,307    415,493        -8.7
Cadillac Total                           9,875      10,632       -7.1     137,090    126,759         8.2
Chevrolet Total                         61,196      61,354       -0.3     832,309    809,790         2.8
Oldsmobile Total                        11,262      16,344      -31.1     200,575    263,209       -23.8
Pontiac Total                           29,875      36,754      -18.7     516,450    512,509         0.8
Saturn Total                            18,247      18,029        1.2     253,505    214,452        18.2
     GM North America Total*           153,891     169,501       -9.2   2,319,236  2,342,212        -1.0
---------------------------------------------------------------------------------------------------------
Cadillac Total                             756         697        8.5      15,164     14,229         6.6
Saab Total                               3,131       2,500       25.2      35,726     36,621        -2.4
     GM Import Total                     3,887       3,197       21.6      50,890     50,850         0.1
---------------------------------------------------------------------------------------------------------
                                      GM Vehicle Deliveries by Marketing Division
---------------------------------------------------------------------------------------------------------
Buick Total                             23,436      26,388      -11.2     379,307    415,493        -8.7
Cadillac Total                          11,815      14,095      -16.2     173,873    161,941         7.4
Chevrolet Total                        177,433     188,168       -5.7   2,432,936  2,374,009         2.5
GMC Total                               36,147      38,318       -5.7     490,922    489,343         0.3
Hummer Total                                63           0      ***.*         836          0       ***.*
Oldsmobile Total                        15,752      21,937      -28.2     265,878    326,143       -18.5
Pontiac Total                           34,968      40,893      -14.5     582,208    571,107         1.9
Saab Total                               3,131       2,500       25.2      35,726     36,621        -2.4
Saturn Total                            18,247      18,029        1.2     253,505    214,452        18.2
     GM Total                          320,992     350,328       -8.4   4,615,191  4,589,109         0.6
---------------------------------------------------------------------------------------------------------
* Includes US/Canada/Mexico
(1) Determines Sort Order






                                                                  3-1P
                                                  GM Truck Deliveries - (United States)
                                                              November 2000

----------------------------------------------------------------------------------------------------------
                                                                            Calendar Year-to-Date
                                (1)          November                        January - November
                                --------------------------------------------------------------------------
                                                              % Chg
                                      2000        1999        per S/D      2000        1999         % Chg
----------------------------------------------------------------------------------------------------------
              Selling Days (S/D)    25          25
----------------------------------------------------------------------------------------------------------
Escalade                              1,184       2,766        -57.2      21,619      20,953          3.2
        Total Cadillac                1,184       2,766        -57.2      21,619      20,953          3.2
----------------------------------------------------------------------------------------------------------
Astro                                 4,981       6,993        -28.8      88,011      93,529         -5.9
C/K Suburban(Chev)                   10,380      10,523         -1.4     121,293     125,918         -3.7
Chevy C/T Series                        455         765        -40.5       7,604       8,712        -12.7
Chevy P Models & Mtr Hms                179         207        -13.5         746       5,623        -86.7
Express Cutaway/G Cut                 1,432       1,004         42.6      19,338      13,849         39.6
Express Panel/G Van                   5,084       5,269         -3.5      72,787      70,621          3.1
Express/G Sportvan                      732         775         -5.5      13,586      12,245         11.0
S/T Blazer                           12,660      18,790        -32.6     214,495     203,038          5.6
S/T Pickup                           10,762      15,353        -29.9     201,745     216,702         -6.9
Silverado-C/K Pickup                 47,823      50,581         -5.5     587,759     573,412          2.5
Tahoe                                13,760       7,980         72.4     134,715     113,534         18.7
Tiltmaster Medium                         8           6         33.3          76          43         76.7
Tiltmaster W4 Light                     168         105         60.0       2,101       1,832         14.7
Tracker                               3,132       2,944          6.4      44,466      35,309         25.9
Venture                               4,681       5,519        -15.2      91,905      89,852          2.3
        Chevrolet Total             116,237     126,814         -8.3   1,600,627   1,564,219          2.3
----------------------------------------------------------------------------------------------------------
C/K Suburban(GMC)                        23       3,299        -99.3       4,761      41,728        -88.6
Forward Medium                           24           7        242.9         201         111         81.1
GMC C/T Series                          838       1,695        -50.6      20,310      18,593          9.2
P Models & Mtr Hms(GMC)                  16          20        -20.0         448         663        -32.4
S/T Jimmy                             5,023       6,217        -19.2      75,032      67,917         10.5
Safari (GMC)                          2,098       1,668         25.8      30,294      29,488          2.7
Savana Panel/G Classic                1,563       1,842        -15.1      27,714      24,208         14.5
Savana Special/G Cut                    503         327         53.8       8,743       8,211          6.5
Savana/Rally                            300         240         25.0       3,544       2,739         29.4
Sierra                               13,882      15,213         -8.7     173,847     189,366         -8.2
Sonoma                                2,629       3,522        -25.4      48,645      53,825         -9.6
W4 Forward Light                        271         256          5.9       3,866       3,264         18.4
Yukon                                 5,008       3,948         26.8      50,922      49,166          3.6
Yukon XL                              3,969          64        ***.*      42,595          64        ***.*
           GMC Total                 36,147      38,318         -5.7     490,922     489,343          0.3
----------------------------------------------------------------------------------------------------------
H1                                       63           0        ***.*         836           0        ***.*
         Hummer Total                    63           0        ***.*         836           0        ***.*
----------------------------------------------------------------------------------------------------------
Bravada                               1,771       2,816        -37.1      27,844      25,306         10.0
Silhouette                            2,719       2,777         -2.1      37,459      37,628         -0.4
       Oldsmobile Total               4,490       5,593        -19.7      65,303      62,934          3.8
----------------------------------------------------------------------------------------------------------
Aztek                                 2,277           0        ***.*       8,958           0        ***.*
Montana                               2,785       4,126        -32.5      56,729      57,091         -0.6
Trans Sport                              31          13        138.5          71       1,507        -95.3
         Pontiac Total                5,093       4,139         23.0      65,758      58,598         12.2
----------------------------------------------------------------------------------------------------------
           GM Total                 163,214     177,630         -8.1   2,245,065   2,196,047          2.2
----------------------------------------------------------------------------------------------------------
                                    GM TRUCK Deliveries by Production Source
----------------------------------------------------------------------------------------------------------
GM North America *                  162,906     177,408         -8.2   2,240,858   2,192,323          2.2
----------------------------------------------------------------------------------------------------------
GM Import                               308         222         38.7       4,207       3,724         13.0
----------------------------------------------------------------------------------------------------------
           GM Total                 163,214     177,630         -8.1   2,245,065   2,196,047          2.2
----------------------------------------------------------------------------------------------------------
                                    GM Light Duty Truck Deliveries by Production Source
----------------------------------------------------------------------------------------------------------
GM North America *                  161,613     174,948         -7.6   2,212,944   2,165,018          2.2
----------------------------------------------------------------------------------------------------------
GM Import                               276         209         32.1       3,930       3,570         10.1
----------------------------------------------------------------------------------------------------------
           GM Total                 161,889     175,157         -7.6   2,216,874   2,168,588          2.2
----------------------------------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico
(1) Determines Sort Order




                                                                  3-1P
                                                  GM Truck Deliveries - (United States)
                                                              November 2000
----------------------------------------------------------------------------------------------------------
                                                                            Calendar Year-to-Date
                                (1)          November                        January - November
                                --------------------------------------------------------------------------
                                                             % Chg
                                    2000        1999         per S/D       2000        1999         % Chg
----------------------------------------------------------------------------------------------------------
              Selling Days (S/D)    25          25
----------------------------------------------------------------------------------------------------------
                                    GM TRUCK Deliveries by Production Source and Marketing Division
----------------------------------------------------------------------------------------------------------
Cadillac Total                        1,184       2,766        -57.2      21,619      20,953          3.2
Chevrolet Total                     116,096     126,741         -8.4   1,599,040   1,562,879          2.3
GMC Total                            35,980      38,169         -5.7     488,302     486,959          0.3
Hummer Total                             63           0        ***.*         836           0        ***.*
Oldsmobile Total                      4,490       5,593        -19.7      65,303      62,934          3.8
Pontiac Total                         5,093       4,139         23.0      65,758      58,598         12.2
    GM North America Total*         162,906     177,408         -8.2   2,240,858   2,192,323          2.2
----------------------------------------------------------------------------------------------------------
Chevrolet Total                         141          73         93.2       1,587       1,340         18.4
GMC Total                               167         149         12.1       2,620       2,384          9.9
    GM Import Total                     308         222         38.7       4,207       3,724         13.0
----------------------------------------------------------------------------------------------------------
                                    GM Light Truck Deliveries by Production Source and Marketing Division
----------------------------------------------------------------------------------------------------------
Cadillac Total                        1,184       2,766        -57.2      21,619      20,953          3.2
Chevrolet Total                     115,641     125,976         -8.2   1,591,436   1,554,167          2.4
GMC Total                            35,142      36,474         -3.7     467,992     468,366         -0.1
Hummer Total                             63           0        ***.*         836           0        ***.*
Oldsmobile Total                      4,490       5,593        -19.7      65,303      62,934          3.8
Pontiac Total                         5,093       4,139         23.0      65,758      58,598         12.2
    GM North America Total*         161,613     174,948         -7.6   2,212,944   2,165,018          2.2
----------------------------------------------------------------------------------------------------------
Chevrolet Total                         133          67         98.5       1,511       1,297         16.5
GMC Total                               143         142          0.7       2,419       2,273          6.4
    GM Import Total                     276         209         32.1       3,930       3,570         10.1
----------------------------------------------------------------------------------------------------------
                                    GM Light Truck Deliveries by Marketing Division
----------------------------------------------------------------------------------------------------------
Cadillac Total                        1,184       2,766        -57.2      21,619      20,953          3.2
Chevrolet Total                     115,774     126,043         -8.1   1,592,947   1,555,464          2.4
GMC Total                            35,285      36,616         -3.6     470,411     470,639          0.0
Hummer Total                             63           0        ***.*         836           0        ***.*
Oldsmobile Total                      4,490       5,593        -19.7      65,303      62,934          3.8
Pontiac Total                         5,093       4,139         23.0      65,758      58,598         12.2
    GM Total                        161,889     175,157         -7.6   2,216,874   2,168,588          2.2
----------------------------------------------------------------------------------------------------------
* Includes US/Canada/Mexico
(1) Determines Sort Order




Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------------------------------------------
                                                                                     Calendar Year-to-Date
                                               November                               January - November
                               ------------------------------------------------------------------------------------
      Curr S/D:   25                                              % Chg
      Prev S/D:   25                   2000          1999         per S/D      2000          1999            % Chg
-------------------------------------------------------------------------------------------------------------------
Vehicle Total                        320,992       350,328          -8.4     4,615,191     4,589,109           0.6
-------------------------------------------------------------------------------------------------------------------
Car Total                            157,778       172,698          -8.6     2,370,126     2,393,062          -1.0
-------------------------------------------------------------------------------------------------------------------
Truck Total                          163,214       177,630          -8.1     2,245,065     2,196,047           2.2
-------------------------------------------------------------------------------------------------------------------
Light Truck Total                    161,889       175,157          -7.6     2,216,874     2,168,588           2.2
-------------------------------------------------------------------------------------------------------------------
Light Vehicle Total                  319,667       347,855          -8.1     4,587,000     4,561,650           0.6
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                Market Division
                Vehicle Total                                                        Calendar Year-to-Date
                                               November                               January - November
                               ------------------------------------------------------------------------------------
                                                                  % Chg
                                       2000          1999         per S/D        2000          1999          % Chg
-------------------------------------------------------------------------------------------------------------------
Buick                                 23,436        26,388         -11.2       379,307       415,493          -8.7
Cadillac                              11,815        14,095         -16.2       173,873       161,941           7.4
Chevrolet                            177,433       188,168          -5.7     2,432,936     2,374,009           2.5
GMC                                   36,147        38,318          -5.7       490,922       489,343           0.3
Hummer                                    63             0         ***.*           836             0         ***.*
Oldsmobile                            15,752        21,937         -28.2       265,878       326,143         -18.5
Pontiac                               34,968        40,893         -14.5       582,208       571,107           1.9
Saab                                   3,131         2,500          25.2        35,726        36,621          -2.4
Saturn                                18,247        18,029           1.2       253,505       214,452          18.2
-------------------------------------------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------------------------------------------
Car                                  153,891       169,501          -9.2     2,319,236     2,342,212          -1.0
-------------------------------------------------------------------------------------------------------------------
Light Truck                          161,613       174,948          -7.6     2,212,944     2,165,018           2.2
-------------------------------------------------------------------------------------------------------------------

Twenty-five selling days for the November period this year and twenty-five for last year.


NOTE:  Prior Year sales for AM General/Hummer 64 for the month of Sept. and 739 Cytd.




                                           # # #









                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    December 1, 2000
        ------------------
                                            By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)